UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

STORE Capital LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36739	88-4051712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8377 East Hartford Drive, Suite 100

Scottsdale, AZ 85255

(Address of Principal Executive Offices, Including Zip Code)

(480) 256-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 11, 2026, STORE Capital LLC (the “Company”) completed its offering of $450.0 million aggregate principal amount of 4.95% Senior Notes due 2031 (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The terms of the Notes are governed by an indenture, dated as of March 15, 2018, between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture No. 7, dated as of February 11, 2026, between the Company and the Trustee (the base indenture, as so supplemented, the “Indenture”).

The Notes will bear interest at the rate of 4.95% per year and will mature on February 11, 2031. Interest on the Notes will accrue from and including February 11, 2026 and will be paid semi-annually in arrears on February 11 and August 11 of each year, commencing on August 11, 2026. The Indenture also contains various restrictive covenants, including limitations on the Company’s ability to incur additional secured and unsecured indebtedness.

The Company has entered into a Registration Rights Agreement, dated as of February 11, 2026 (the “Registration Rights Agreement”), pursuant to which the Company is obligated to file a registration statement with the Securities and Exchange Commission with respect to an offer to exchange the Notes for a new issue of notes registered under the Securities Act and to complete such exchange offer prior to 365 days after February 11, 2026.

The summary of the Notes and the Registration Rights Agreement set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the text of the supplemental indenture, including the form of the Notes, and the Registration Rights Agreement, copies of which are being filed as Exhibit 4.1 and 10.1 hereto and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On February 11, 2026, the Company completed the offering of the Notes. The Notes are senior unsecured obligations of the Company. The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

4.1	Supplemental Indenture No. 7, dated as of February 11, 2026, between STORE Capital LLC and Wilmington Trust, National Association, as trustee.

10.1	Registration Rights Agreement, dated as of February 11, 2026, among STORE Capital LLC, and BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Truist Securities, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital LLC
Dated: February 12, 2026
	By:	/s/ Ashley A. Dembowski
Ashley A. Dembowski
Executive Vice President – Chief Financial Officer and Secretary